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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2010

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Commission File Number 1-7436

HSBC USA INC.

(Exact name of registrant as specified in its charter)

Maryland _____________________________________ (State of incorporation)	13-2764867 ______________________________________________ (IRS Employer Identification Number)
452 Fifth Avenue New York, New York ______________________________________________ (Address of principal executive offices)	10018 _____________________ (Zip Code)

Registrant's telephone number, including area code (212) 525-5000

Not Applicable

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

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On May 13, 2010, the registrant’s Board of Directors approved an amendment and restatement of the registrant’s bylaws (the "Bylaws") to (i) remove Article III, Section 3.15 regarding compensation of directors and renumber the remaining Sections of Article III, (ii) remove Article IV, Sections 4.9 and 4.10 regarding the appointment of additional officers and renumbering the remaining Sections of Article IV, (iii) revise Article VI, Section 6.7 to reflect certain administrative changes to the Emergency Bylaws provisions, and (iv) correct references to the title of Secretary throughout the Bylaws.

A copy of the registrant's Bylaws, as amended and restated, is filed as Exhibit 3.1 to this Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

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(d)	Exhibits.
	Exhibit No.	Description

	3.1	Registrant’s bylaws, as amended and restated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC USA INC. (Registrant)
By: /s/ Mick Forde
Senior Vice President, Deputy General Counsel - Corporate and Assistant Secretary

Dated: May 17, 2010

Exhibit Index

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Exhibit No.	Description

3.1	Registrant’s bylaws, as amended and restated.

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